Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
October 26, 2026 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares, Inc. Reports Third Quarter 2026 Results

Relationship banking drives growth in net interest income

Fairfax, VA., October 26, 2026 – MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported net income of $3.6 million for the quarter-ended September 30, 2026, resulting in earnings per common share of $0.43. The net interest margin was 3.55% for the quarter, up two basis points from the previous quarter. Net interest income increased to $18.8 million for the quarter, marking the fourth consecutive quarterly increase.

During the quarter the Bank exercised targeted credit remediation by adding a $1.9 million provision for credit losses, an impact on earnings per common share of ($0.21). The Company and Bank remain well-capitalized with strong liquidity.

"No sector is entirely immune to broader economic realignments, and we are managing through commercial real estate adjustments with eyes wide open," said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank.

Chris Johnston, Chief Credit Officer of MainStreet Bank added, "resolving credit challenges in a transitioning commercial real estate environment requires active engagement and patience. We are methodically working through nonperforming assets and prioritizing long-term portfolio quality over short-term expediency. Management continues to actively stress-test the credit portfolio, engage with borrowers, and enforce strong recourse structures."

"A stabilizing D.C. market reinforces the value of our core relationship banking model," added Abdul Hersiburane, President of MainStreet Bank. "As local economic conditions improve, we remain focused on deploying capital prudently, working with well-capitalized borrowers, supporting sound commercial developments, and converting market transition into long-term shareholder value."

About MainStreet Bank: MainStreet operates seven branches in Herndon, Fairfax, McLean, Leesburg, Middleburg, Clarendon, and Washington, D.C. MainStreet Bank has over 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit cards, MainStreet Bank is always looking for ways to improve our customers' experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025*	September 30, 2025
ASSETS
Cash and due from banks	$28,203	$30,125	$33,044	$25,179	$23,940
Interest-bearing deposits at other financial institutions	688	751	783	1,276	1,315
Federal funds sold	69,510	78,405	134,288	136,301	102,039
Total cash and cash equivalents	98,401	109,281	168,115	162,756	127,294
Investment securities available for sale (AFS), at fair value	53,066	57,114	57,021	57,954	58,338
Investment securities held to maturity (HTM), at amortized cost, net of allowance for credit losses of $0 for all periods	13,303	13,785	13,790	13,798	14,293
Restricted securities, at amortized cost	6,998	6,998	6,998	7,005	7,005
Loans, net of allowance for credit losses of $19,946, $19,306, $19,049, $19,308, and $18,831, respectively	1,931,107	1,928,372	1,850,961	1,841,833	1,788,243
Premises and equipment, net	13,002	13,192	13,430	13,608	13,212
Other real estate owned, net	1,799	900	1,094	1,697	—
Property held for sale, at fair value	2,763	2,760	2,745	2,728	3,225
Accrued interest and other receivables	17,255	14,575	13,453	14,518	13,622
Bank owned life insurance	41,726	41,396	41,071	40,752	40,433
Other assets	55,440	54,712	54,615	56,020	59,124
Total Assets	$2,234,860	$2,243,085	$2,223,293	$2,212,669	$2,124,789
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$343,769	$363,883	$359,113	$378,694	$324,717
Interest-bearing demand deposits	101,584	114,087	120,700	119,407	123,231
Savings and NOW deposits	146,990	144,783	138,667	121,905	125,214
Money market deposits	542,766	542,687	545,804	499,334	458,946
Time deposits	788,891	768,865	750,441	779,844	778,727
Total deposits	1,924,000	1,934,305	1,914,725	1,899,184	1,810,835
Subordinated debt, net	70,156	70,100	70,035	69,936	69,837
Other liabilities	25,832	24,244	23,549	24,958	25,754
Total Liabilities	2,019,988	2,028,649	2,008,309	1,994,078	1,906,426
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	27,446	27,431	28,247	29,008	29,833
Capital surplus	58,143	57,484	61,045	66,531	68,895
Retained earnings	110,129	107,777	104,360	101,557	98,793
Accumulated other comprehensive loss	(8,109)	(5,519)	(5,931)	(5,768)	(6,421)
Total Stockholders’ Equity	214,872	214,436	214,984	218,591	218,363
Total Liabilities and Stockholders’ Equity	$2,234,860	$2,243,085	$2,223,293	$2,212,669	$2,124,789

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
INTEREST INCOME:
Interest and fees on loans	$92,103	$94,242	$31,847	$30,738	$29,518	$29,969	$30,688
Interest on investment securities
Taxable securities	1,281	1,285	440	423	418	421	435
Tax-exempt securities	866	800	290	289	287	276	270
Interest on interest-bearing deposits at other financial institutions	31	44	11	10	10	10	11
Interest on federal funds sold	2,232	3,342	617	630	985	1,198	1,060
Total interest income	96,513	99,713	33,205	32,090	31,218	31,874	32,464
INTEREST EXPENSE:
Interest on interest-bearing demand deposits	2,575	3,123	823	862	890	1,064	1,071
Interest on savings and NOW deposits	1,263	1,079	453	421	389	390	467
Interest on money market deposits	13,089	14,606	4,611	4,487	3,991	4,246	4,623
Interest on time deposits	22,306	25,994	7,498	7,158	7,650	8,244	8,369
Interest on federal funds purchased	198	93	89	84	25	—	28
Interest on subordinated debt	2,580	2,415	955	846	779	788	804
Total interest expense	42,011	47,310	14,429	13,858	13,724	14,732	15,362
Net interest income	54,502	52,403	18,776	18,232	17,494	17,142	17,102
Provision for credit losses	2,383	(398)	1,929	585	(131)	328	144
Net interest income after provision for credit losses	52,119	52,801	16,847	17,647	17,625	16,814	16,958
NON-INTEREST INCOME:
Deposit account service charges	1,667	1,625	542	552	573	559	557
Bank owned life insurance income	974	926	330	325	319	319	316
Gain on retirement of subordinated debt	—	273	—	—	—	—	145
Gain on equity securities	—	103	—	—	—	—	—
Loss on sale of other real estate owned	(1,007)	—	(322)	—	(685)	—	—
Other non-interest income	338	199	121	17	200	22	104
Total non-interest income	1,972	3,126	671	894	407	900	1,122
NON-INTEREST EXPENSES:
Salaries and employee benefits	22,692	24,030	7,636	7,505	7,551	7,557	7,366
Furniture and equipment expenses	2,202	2,957	676	768	758	884	799
Advertising and marketing	1,043	1,582	368	379	296	469	571
Occupancy expenses	941	1,114	324	252	365	293	400
Outside services	1,323	3,088	418	445	460	688	625
Administrative expenses	658	757	210	207	241	238	259
Other real estate owned expenses	432	—	188	24	220	—	—
Other operating expenses	8,776	8,198	3,057	2,936	2,783	2,696	2,647
Total non-interest expenses	38,067	41,726	12,877	12,516	12,674	12,825	12,667
Income before income tax expense	16,024	14,201	4,641	6,025	5,358	4,889	5,413
Income tax expense	3,653	2,641	1,038	1,357	1,258	836	896
Net income	12,371	11,560	3,603	4,668	4,100	4,053	4,517
Preferred stock dividends	1,617	1,617	539	539	539	539	539
Net income available to common shareholders	$10,754	$9,943	$3,064	$4,129	$3,561	$3,514	$3,978
Earnings per common share, basic and diluted	$1.48	$1.29	$0.43	$0.58	$0.48	$0.46	$0.52
Weighted average number of common shares, basic and diluted	7,258,990	7,682,086	7,119,406	7,177,264	7,484,310	7,564,723	7,704,639

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	September 30, 2026		June 30, 2026		September 30, 2025		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$310,375	15.9%	$312,885	16.0%	$312,318	17.2%	-0.8%	-0.6%
Residential real estate loans	475,834	24.3%	465,373	23.8%	411,592	22.7%	2.2%	15.6%
Commercial real estate loans	1,074,384	55.0%	1,071,008	54.9%	981,091	54.2%	0.3%	9.5%
Commercial and industrial loans	93,841	4.8%	101,433	5.2%	105,217	5.8%	-7.5%	-10.8%
Consumer loans	689	0.0%	1,278	0.1%	1,204	0.1%	-46.1%	-42.8%
Total Gross Loans	$1,955,123	100.0%	$1,951,977	100.0%	$1,811,422	100.0%	0.2%	7.9%
Less: Allowance for credit losses	(19,946)		(19,306)		(18,831)
Net deferred loan fees	(4,070)		(4,299)		(4,348)
Net Loans	$1,931,107		$1,928,372		$1,788,243
DEPOSITS:
Non-interest bearing deposits	$343,769	17.9%	$363,883	18.8%	$324,717	17.9%	-5.5%	5.9%
Interest-bearing deposits:
Demand deposits	101,584	5.3%	114,087	5.9%	123,231	6.8%	-11.0%	-17.6%
Savings and NOW deposits	146,990	7.6%	144,783	7.5%	125,214	6.9%	1.5%	17.4%
Money market deposits	542,766	28.2%	542,687	28.1%	458,946	25.3%	0.0%	18.3%
Time deposit $250,000 or more	518,591	27.0%	512,878	26.5%	501,332	27.7%	1.1%	3.4%
Time deposit less than $250,000	270,300	14.0%	255,987	13.2%	277,395	15.3%	5.6%	-2.6%
Total Deposits	$1,924,000	100.0%	$1,934,305	100.0%	$1,810,835	100.0%	-0.5%	6.2%
BORROWINGS:
Subordinated debt, net	$70,156	100.0%	$70,100	100.0%	$69,837	100.0%	0.1%	0.5%
Total Borrowings	$70,156	100.0%	$70,100	100.0%	$69,837	100.0%	0.1%	0.5%
Total Deposits and Borrowings	$1,994,156		$2,004,405		$1,880,672		-0.5%	6.0%

Core customer funding sources (1)	$1,574,793	79.0%	$1,391,834	69.4%	$1,289,952	68.6%	13.1%	22.1%
Brokered and listing service sources (2)	349,207	17.5%	542,471	27.1%	520,883	27.7%	-35.6%	-33.0%
Subordinated debt, net (3)	70,156	3.5%	70,100	3.5%	69,837	3.7%	0.1%	0.5%
Total Funding Sources	$1,994,156	100.0%	$2,004,405	100.0%	$1,880,672	100.0%	-0.5%	6.0%

(1)	Includes ICS, CDARS, custodial, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)	Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended September 30, 2026			For the three months ended September 30, 2025
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,950,625	$31,847	6.48%	$1,805,016	$30,688	6.75%
Securities:
Taxable	48,879	440	3.57%	52,680	435	3.28%
Tax-exempt	35,777	367	4.07%	35,260	342	3.85%
Interest-bearing deposits at other financial institutions	1,195	11	3.65%	1,037	11	4.21%
Federal funds sold	69,978	617	3.50%	99,896	1,060	4.21%
Total interest-earning assets	$2,106,454	$33,282	6.27%	$1,993,889	$32,536	6.47%
Other assets	135,102			125,605
Total assets	$2,241,556			$2,119,494
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$112,106	$823	2.91%	$120,112	$1,071	3.54%
Savings and NOW deposits	145,304	453	1.24%	119,467	467	1.55%
Money market deposits	547,680	4,611	3.34%	463,948	4,623	3.95%
Time deposits	769,958	7,498	3.86%	772,176	8,369	4.30%
Total interest-bearing deposits	$1,575,048	$13,385	3.37%	$1,475,703	$14,530	3.91%
Federal funds purchased	8,641	89	4.09%	2,338	28	4.75%
Subordinated debt, net	70,137	955	5.40%	70,793	804	4.51%
Total interest-bearing liabilities	$1,653,826	$14,429	3.46%	$1,548,834	$15,362	3.94%
Demand deposits and other liabilities	371,115			355,621
Total liabilities	$2,024,941			$1,904,455
Stockholders’ Equity	216,615			215,039
Total Liabilities and Stockholders’ Equity	$2,241,556			$2,119,494
Interest Rate Spread			2.81%			2.53%
Net Interest Income		$18,853			$17,174
Net Interest Margin			3.55%			3.42%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the nine months ended September 30, 2026			For the nine months ended September 30, 2025
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,911,558	$92,103	6.44%	$1,820,771	$94,242	6.92%
Securities:
Taxable	49,277	1,281	3.48%	52,926	1,285	3.25%
Tax-exempt	36,020	1,096	4.07%	35,298	1,013	3.84%
Interest-bearing deposits at other financial institutions	1,151	31	3.60%	1,274	44	4.62%
Federal funds sold	81,694	2,232	3.65%	105,674	3,342	4.23%
Total interest-earning assets	$2,079,700	$96,743	6.22%	$2,015,943	$99,926	6.63%
Other assets	130,059			119,819
Total assets	$2,209,759			$2,135,762
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$115,246	$2,575	2.99%	$113,969	$3,123	3.66%
Savings and NOW deposits	140,508	1,263	1.20%	102,349	1,079	1.41%
Money market deposit	526,294	13,089	3.33%	493,366	14,606	3.96%
Time deposits	761,752	22,306	3.92%	785,685	25,994	4.42%
Total interest-bearing deposits	$1,543,800	$39,233	3.40%	$1,495,369	$44,802	4.01%
Federal funds purchased	6,612	198	4.00%	2,638	93	4.71%
Subordinated debt, net	70,073	2,580	4.92%	71,670	2,415	4.51%
Total interest-bearing liabilities	$1,620,485	$42,011	3.47%	$1,569,677	$47,310	4.03%
Demand deposits and other liabilities	373,183			354,635
Total liabilities	$1,993,668			$1,924,312
Stockholders’ Equity	216,091			211,450
Total Liabilities and Stockholders’ Equity	$2,209,759			$2,135,762
Interest Rate Spread			2.75%			2.60%
Net Interest Income		$54,732			$52,616
Net Interest Margin			3.52%			3.49%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.43	$0.52	$1.48	$1.29
Book value per common share	$26.36	$24.81	$26.36	$24.81
Weighted average common shares (basic and diluted)	7,119,406	7,704,639	7,258,990	7,682,086
Common shares outstanding at end of period	7,115,994	7,703,579	7,115,994	7,703,579
Performance Ratios
Return on average assets (annualized)	0.64%	0.85%	0.75%	0.72%
Return on average equity (annualized)	6.60%	8.33%	7.65%	7.31%
Return on average common equity (annualized)	6.42%	8.40%	7.61%	7.22%
Yield on earning assets (FTE)(2) (annualized)	6.27%	6.47%	6.22%	6.63%
Cost of interest-bearing liabilities (annualized)	3.46%	3.94%	3.47%	4.03%
Net interest spread (FTE)(2) (annualized)	2.81%	2.53%	2.75%	2.60%
Net interest margin (FTE)(2) (annualized)	3.55%	3.42%	3.52%	3.49%
Non-interest income as a percentage of average assets (annualized)	0.12%	0.21%	0.12%	0.20%
Non-interest expense to average assets (annualized)	2.28%	2.37%	2.30%	2.61%
Efficiency ratio(3)	66.22%	69.51%	67.41%	75.14%
Allowance for Credit Losses
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$19,306	$19,057	$19,308	$19,450
Add: recoveries	140	75	176	831
Less: charge-offs	(1,823)	(235)	(2,104)	(857)
Add: provision for credit losses - loans	2,323	(66)	2,566	(593)
Ending balance, ACL - loans	$19,946	$18,831	$19,946	$18,831

Beginning balance, reserve for unfunded commitment (RUC)	$546	$272	$335	$287
Provision for unfunded commitments, net	(394)	210	(183)	195
Ending balance, RUC	$152	$482	$152	$482
Total allowance for credit losses	$20,098	$19,313	$20,098	$19,313

Allowance for credit losses on loans to total gross loans	1.02%	1.04%	1.02%	1.04%
Allowance for credit losses on loans to non-performing loans	21.68%	80.52%	21.68%	80.52%
Net charge-offs to average gross loans (annualized)	0.34%	0.04%	0.13%	0.00%
Concentration Ratios
Commercial real estate loans to total capital (4)	374.44%	356.02%	374.44%	356.02%
Construction loans to total capital (5)	102.02%	102.61%	102.02%	102.61%
Past due and Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	3.20%	1.40%	3.20%	1.40%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	4.71%	1.29%	4.71%	1.29%
Other real estate owned, net	$1,799	$—	$1,799	$—
Non-performing loans	$91,996	$23,386	$91,996	$23,386
Non-performing assets to total assets	4.20%	1.10%	4.20%	1.10%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	15.21%	16.18%	15.21%	16.18%
Tier 1 risk-based capital ratio	14.21%	15.16%	14.21%	15.16%
Leverage ratio	12.66%	13.42%	12.66%	13.42%
Common equity tier 1 ratio	14.21%	15.16%	14.21%	15.16%
Other information
Common shares closing stock price	$24.74	$20.83	$24.74	$20.83
Total equity / total assets	9.61%	10.28%	9.61%	10.28%
Average equity / average assets	9.66%	10.15%	9.78%	9.90%
Number of full time equivalent employees	164	174	164	174
Number of full service branch offices	7	6	7	6

(1)	Regulatory capital ratios as of September 30, 2026 are preliminary
(2)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. Non-GAAP financial measures are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions. The non-GAAP financial measures presented in this document include the net interest margin, the yield on earning assets, and the net interest spread. The following tables present calculations underlying non-GAAP financial measures for the three and nine month periods indicated.

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended September 30,		For the nine months ended September 30,
	2026	2025	2026	2025
Net interest margin (FTE)
Net interest income (GAAP)	$18,776	$17,102	$54,502	$52,403
FTE adjustment on tax-exempt securities	77	72	230	213
Net interest income (FTE) (non-GAAP)	18,853	17,174	54,732	52,616

Average interest-earning assets	2,106,454	1,993,889	2,079,700	2,015,943
Net interest margin (GAAP)	3.54%	3.40%	3.50%	3.48%
Net interest margin (FTE) (non-GAAP)	3.55%	3.42%	3.52%	3.49%

	For the three months ended September 30,		For the nine months ended September 30,
	2026	2025	2026	2025
Yield on earning assets (FTE)
Total interest income (GAAP)	$33,205	$32,464	$96,513	$99,713
FTE adjustment on tax-exempt securities	77	72	230	213
Total interest income (FTE) (non-GAAP)	33,282	32,536	96,743	99,926

Average interest-earning assets	2,106,454	1,993,889	2,079,700	2,015,943
Yield on earning assets (GAAP)	6.25%	6.46%	6.20%	6.61%
Yield on earning assets (FTE) (non-GAAP)	6.27%	6.47%	6.22%	6.63%

	For the three months ended September 30,		For the nine months ended September 30,
	2026	2025	2026	2025
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.25%	6.46%	6.20%	6.61%
Yield on earning assets (FTE) (non-GAAP)	6.27%	6.47%	6.22%	6.63%

Yield on interest-bearing liabilities (GAAP)	3.46%	3.94%	3.47%	4.03%

Net interest spread (GAAP)	2.79%	2.52%	2.73%	2.58%
Net interest spread (FTE) (non-GAAP)	2.81%	2.53%	2.75%	2.60%